Exhibit 99.1

PFF Bancorp, Inc.

March 31, 2007 Investor Update Slides Available

RANCHO CUCAMONGA, Calif.- May 14 (PR Newswire-First Call) - PFF Bancorp, Inc. (NYSE:PFB), the holding company for PFF Bank &Trust, Diversified Builder Services, Inc. and Glencrest Investment Advisors, Inc., has posted its March 31, 2007 Investor Update Slides to its web site at www.pffbancorp.com/presentations.

SOURCE: PFF Bancorp, Inc.

CONTACT:

Gregory C. Talbott

Senior Executive Vice President, COO/CFO

PFF Bancorp, Inc.

9337 Milliken Ave.

Rancho Cucamonga, Ca 91730

909-941-4500

Web site: http://www.pffbancorp.com